UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Small-Cap Stock Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities soared in the first half of 2013, lifting several major indexes to multi-year highs by the end of May. The rally was supported by improving economic and employment conditions, though it weakened late in the period amid apparently unfounded fears that the Federal Reserve was moving to begin tapering its asset purchase program sooner rather than later. Corporate earnings were encouraging, and the Russell 2000 Index surged 15.9%, significantly outperforming the S&P 500 Index’s 13.8% return. The smallest-cap shares led the way in the first six months of 2013, with the Russell Microcap Index up 18.3%. Growth beat value significantly as the Russell 2000 Value Index rose 14.4%, far behind the Russell 2000 Growth Index’s 17.4% rise.

While small-caps outperformed larger-caps during the period, the risk-on/risk-off markets have once again left most small-cap core managers far behind their indexes, with only 36% of core funds outperforming the Russell 2000 Index. Given these challenging conditions, your fund modestly underperformed its benchmark index—though only by 14 basis points (0.14%).

The Small-Cap Stock Fund gained 15.72% in the first half of our fiscal year, slightly lagging the Russell 2000 Index but exceeding the return of our Lipper peer group index (Returns for the Advisor Class shares were slightly lower, reflecting their different cost structure.) The fund’s long-term relative performance remained strong. Based on cumulative total return, Lipper ranked the Small-Cap Stock Fund in the top 10% of small-cap core funds in the three- and five-year periods ended June 30, 2013. Lipper ranked the fund 403 of 718, 51 of 647, 25 of 584, and 47 of 345 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

PERFORMANCE REVIEW

Two sectors drove our fund’s strong performance year-to-date as we added value versus the market in the financials and information technology sectors. Within financials, companies leveraged to improving credit trends and rising housing prices helped our portfolio enjoy a 19% rise in the sector. The housing recovery helped Assured Guaranty outperform as the firm reported better-than-expected earnings. Assured Guaranty is moving ahead on its $200 million repurchase program, and the firm continues to win representations and warranties claims against mortgage originators, including a $358 million cash settlement with UBS and guarantees to cover a share of future losses. Radian nearly doubled as the private mortgage insurer benefited from improving credit trends and rising home prices. The firm was able to raise capital in February, which will fortify its position in the marketplace. Similarly, E*TRADE Financial rose, as rising housing prices help the firm’s large mortgage portfolio. The firm had a good first quarter and earnings estimates have risen, reflecting rising fees and commissions in its trading business. Glacier Bancorp posted strong returns as its nonperforming assets decreased. Bad debt expenses were down 74%, and the firm completed the acquisitions of two small banks. Financial Engines was the leading contributor in the sector, as this well-managed firm is positioned to increase its managed assets and earnings prospects. The firm raised its revenue and earnings guidance in the second quarter. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our information technology holdings gained nearly 22%, outperforming the Russell 2000 Index. Angie’s List more than doubled on excellent first-quarter results. The company’s cash position and customer base remain healthy. SS&C Technologies Holdings added value as the firm benefited from its recent acquisition of Globe Ops Technology. SS&C’s first-quarter earnings were impressive, and the company issued encouraging guidance. Interactive Intelligence reported strong first-quarter earnings, as orders rose 31%. The firm, which provides a single integrated suite of contact center infrastructure software, has benefited from growth in its “cloud offerings.” Diodes, which manufactures small analog semiconductors and electronic components, added value through acquisitions, which drove up sales and returns. The firm raised its outlook on the strength of a recent acquisition.

Health care also fared well against the Russell 2000 Index. Vanguard Health Systems gained on a takeover by Tenet Healthcare. Pacira Pharmaceuticals performed strongly, as the firm’s non-opioid pain medication Exparel gained momentum.

In the consumer discretionary sector, Jack In the Box gained on a strong first quarter, significantly outperforming expectations. Same-store-sales were ahead of expectations, and strong margins drove operating profit up 64% year-over-year. In the industrials and business services sector, Allegiant Travel gained on strong earnings and improved operating margins. Customer fee revenues have risen nicely, and the firm noted positive system traffic trends in May. Rockwood Holdings rose as the firm sold its ceramics business for nearly $2 billion and raised its dividend by 14%. Management is highly focused on building value.

Of course, given our index-like returns for the fund, we had our share of poor stock selection. Principal areas of weakness included the industrials and business services and materials sectors. In industrials, Quanex Building Products declined on poor earnings. While the window products firm is experiencing improving trends, revenues lag. The repair and remodel market remained weak, and the firm’s aluminum market is facing increased margin pressure as selling prices decline and scrap metal prices rise.

ESCO Technologies fell as the firm reported a poor quarter in May. Revenues and guidance were reduced as smart meter deliveries were delayed due to challenges in the electric and water meter markets. Landstar System slipped as the firm’s mid-quarter update was weak due to softness in its flatbed truck markets. Management foresees continued volume and pricing headwinds. Security system company American Science Engineering fell on poor results and weaker orders. Rexnord fell as the firm completed a strategic review and spurned buyout offers. The firm’s industrial markets have been weaker than expected following last year’s initial public offering. The firm’s private-equity backer reduced its stake in the company, further pressuring the shares.

The materials sector has been under pressure as weaker-than-expected manufacturing activity has depressed commodity prices. Investors have fled the sector as inflationary fears have waned and the U.S. dollar has risen with the prospect of the Fed tapering its asset purchase program. Gold’s precipitous decline has clearly pressured Franco-Nevada. Louisiana Pacific fell due to lower prices on its manufactured particleboard, its main product.

In the consumer area, ANN dipped as the company lowered guidance. Brunswick’s gain did not keep pace with the strong consumer discretionary sector due to lighter boat sales during a rainy spring in key markets.

Declining energy prices hurt Walters Industries, Cloud Peak Energy, and Contango Oil & Gas. Walters fell steeply as the metallurgical coal market has seen precipitous price declines due to weakness in China, a major consumer of metallurgical coal, and a return of Australian capacity. Coal producer Cloud Peak has also come under pressure due to falling prices in the steam coal market. Investors fear that the Obama administration’s carbon policies could pressure profits, but we believe the outlook for the low-cost producer remains favorable. Contango Oil & Gas was weaker on lower gas prices. Investors also sold the stock following the untimely death of founder Ken Peake.

Aruba Networks was weak as the wireless local area network space has grown more competitive due to Cisco’s recent improved focus and execution. Europe has been weaker than expected, and Aruba Networks’ government business has been challenged. LivePerson declined on weak earnings and reduced guidance. The firm noted general weakness in Europe and higher-than-expected sales and marketing expenses.

PORTFOLIO STRATEGY

On the Buy Side
Management change is typically a significant event at a small company, and one of our favorite investment themes has been to find companies in which a new CEO can effect real change. Three stocks fit this theme and were among our largest purchases. At outdoor sports and lifestyle apparel firm Quiksilver, which caters to young consumers, cofounder and CEO Bob McKnight was replaced by Andy Mooney, who had significant experience at Nike and Disney. The company had grown inefficient over the years, and we believe Mr. Mooney has the skills to significantly improve returns to shareholders.

Bloomin’ Brands is the second-largest casual dining company in the country. Bloomin’ is led by Elizabeth Smith, an impressive CEO who had been president of Avon Products and was brought in to improve operations. The firm has a strong portfolio of brands, including Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, and Flemings.

A similar theme is present at Stage Stores, a regional department store with properties in small markets. The firm follows a real estate strategy similar to longtime holding Hibbett Sports by locating units near Wal-Mart stores to capture traffic. Stage Stores’ CEO Michael Glazer is a solid retailer who we believe can improve store productivity and merchandising to increase sales and profitability.

We were also drawn to two previous holdings, Harsco and SEACOR Holdings, due to encouraging management changes. We sold most of our holdings in Harsco in 2008 after the share price nearly tripled. The diversified industrial company struggled over the past five years due to end market weakness and poor capital allocation. We believe the stock offers a good risk/reward trade-off with downside protection and significant operating leverage tied to improving nonresidential construction. This has the makings of a good turnaround story under new CEO Patrick Decker, who is focused on improving operating practices and returns.

We also reinitiated a position in SEACOR as we believe the company’s strong management team can achieve solid returns given its well-positioned offshore oil and gas and marine transportation business.

We initiated a position in global industrial company Manitowoc at an attractive price, as we believe its cranes and lifting equipment should benefit from the continued economic expansion. We were also attracted to its food service equipment business, which features strong profit margins and cash flow characteristics.

The drop in commodity prices prompted us to add Diamondback Energy, which operates on more than 45,000 acres in the middle of the rich, shale-producing Midland Basin in west Texas. We believe that its business has generated decent returns amid relatively low prices.

Finally, we are always on the lookout for opportunities in real estate investment trusts. We initiated a position in PS Business Parks, as we believe the company will drive strong cash flow growth through the lease of its existing assets, several of which were recently acquired at good prices. With a strong history of capital allocation, a solid balance sheet, and a reasonable valuation, PS Business Parks should produce good risk-adjusted returns over the medium term.

On the Sell Side
For the last several quarters, we have written about the tremendous success of the launch of Regeneron Pharmaceutical’s Eylea, its drug for macular degeneration. Eylea continues to do well, and Regeneron’s market capitalization exceeds the small-cap range, at $22 billion, which has prompted us to continue our measured exit from the position. We also continue to reduce our exposure to pharmacy benefits manager Catamaran, which is continuing to profit from its recent merger. Teen-based specialty retailer rue21 agreed to be reacquired by its private-equity partner in a cash deal worth $42 per share. Management said the public markets failed to recognize the firm’s core value and moved to close the gap for public shareholders. In other merger-related trades, specialty investment bank KBW was acquired by Stifel Financial, and we eliminated both positions. We owned KBW because of the firm’s unique niche in the banking sector: In our view, the industry remains ripe for consolidation, and we considered KBW to be particularly well placed. Stifel’s merger diluted this play, which prompted us to exit the position.

Markel announced it had agreed to acquire Alterra, a Bermuda-based reinsurer, for a rich price. The stock dropped significantly following the merger announcement as investors recalled Markel’s previous dilutive Terra Nova deal. The shares rallied sharply in 2013, leading us to reduce our position. The new combined entity will exceed our small-cap range.

We have owned Baltimore sportswear and sports equipment company Under Armour twice. We participated in the IPO in 2005 and sold the shares three years later. We bought again, following the financial crisis. Both trades were very profitable, and we have enjoyed watching this local company grow and build value for shareholders. However, we no longer find the company’s value compelling. The firm is competing successfully with Nike, but we question whether it can sustain its current rate of growth. The company is now valued at more than $6 billion, not bad for a firm that started in its founder’s garage.

We slightly reduced our position in 3-D Systems, as the stock performed well, in part, from the positive media and market reviews of 3-D printing. We remain committed to the company, as our substantial allocation suggests.

We reduced longtime holding Meredith following its recent appreciation. Meredith and Time Inc. were engaged in discussions to merge the two firms’ magazine units. These discussions were widely reported by media outlets in mid-February and subsequently confirmed by the two firms following the potential deal’s collapse.

In technology, we reduced our holdings in Advanced Energy Industries, which makes components for the semiconductor, solar, and flat-panel display industries. During the downturn in markets, management restructured operations to be more profitable in the next up cycle. With the stock doubling from the early 2011 lows, the market has priced in a significant portion of the pending recovery and business model improvement.

We trimmed our position in smartphone component supplier Synaptics after it reached all-time highs. The leading firm in capacitive touch technology has a strong future, in our view, but the stock’s significant gain and the inherent volatility in this market segment led to our decision.

OUTLOOK

In January, we wrote that we believed small-caps would face a significant challenge outperforming larger-cap shares. We noted earnings growth estimates for 2013 looked high at 20, valuations remained at premium levels, and cash flow into the sector was negative. We have been pleasantly surprised by the asset class’s strong performance. This, to us, suggests the following:

1. Some degree of risk taking is back in vogue in U.S. equity markets.
2. Investors are seeking U.S. equity exposure given anemic global growth prospects.
3. The markets may be sniffing out improved economic prospects.
4. The so-called great rotation from bonds to equities may be about to begin.

In our view, small-caps still face significant headwinds, as valuations remain at a premium versus large-caps. Second, the Russell 2000 Index’s forward price-to-earnings (P/E) ratio of 17 is above its historical average of 15. Small-cap earnings growth would need to continue at the rate of the previous two quarters’ trend of outperformance versus larger-caps in order to sustain their current premium valuations. First-quarter earnings for small-caps were solid, but the largest-cap companies had higher earnings growth on the back of improved margins. Research conducted by Bank of America Merrill Lynch suggests that small-cap growth expectations of 13% are more reasonable than the 20% pace predicted in January. Many have suggested that a 20% growth rate would be needed to support the current premium P/E levels.

Nonetheless, by several measures, small-cap valuations are more in line with historical averages. In particular, small-caps’ price-to-sales and price-to-book values are in line with long-term averages. My good friend Steve DeSanctis (Bank of America Merrill Lynch) laid out the bull case for the group as follows:

1. U.S. economic growth would need to exceed the current level of about 2%.
2. U.S. growth would need to continue to outpace global growth rates.
3. Significant fund flows would need to move from bonds to equities, and small-caps would need to capture market share as investors seek out better small-cap performance.
4. Volatility would need to remain relatively low.

We would feel better about the group’s prospects under the above-listed conditions if valuations were more supportive. In our view, given current premium P/E levels, small-caps have already likely discounted all of the above conditions.

We believe small-caps will certainly participate in any great rotation rally, but typically funds tend to flow toward blue chip stocks first. Thus, we would advise investors to be cognizant of their small-cap weighting versus the cheaper S&P 500 Index. Nonetheless, while headwinds remain, we believe that our durable blend of growth and value stocks will enable us to outperform the Russell 2000 Index on a long-term basis.

Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 12, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Brunswick	1.3%
Acuity Brands	1.3
Rockwood Holdings	0.9
Oasis Petroleum	0.9
TreeHouse Foods	0.9
Jack In the Box	0.9
SS&C Technologies Holdings	0.8
Lennox International	0.8
Signature Bank	0.8
SEACOR Holdings	0.8
Financial Engines	0.8
3-D Systems	0.7
Teledyne Technologies	0.7
Gardner Denver	0.7
Incyte	0.7
ANN	0.7
Jack Henry & Associates	0.7
Infinity Property & Casualty	0.6
Allegiant Travel	0.6
Fresh Market	0.6
ADTRAN	0.6
E*TRADE Financial	0.6
Assured Guaranty	0.6
Graco	0.6
Mine Safety Appliances	0.6
Total	19.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 34.03	$ 31.25	$ 34.43	$ 26.94	$ 19.52	$ 30.39
Investment activities						
Net investment income (loss) (1)	(0.08)	0.12	(0.01)	0.05	0.05	0.02
Net realized and unrealized gain / loss	5.43	5.43	(0.16)	8.69	7.46	(10.20)
Total from investment activities	5.35	5.55	(0.17)	8.74	7.51	(10.18)
Distributions						
Net investment income	–	(0.12)	–	(0.05)	(0.04)	(0.01)
Net realized gain	–	(2.65)	(3.01)	(1.20)	(0.05)	(0.68)
Total distributions	–	(2.77)	(3.01)	(1.25)	(0.09)	(0.69)
NET ASSET VALUE						
End of period	**$ 39.38**	**$ 34.03**	**$ 31.25**	**$ 34.43**	**$ 26.94**	**$ 19.52**

Ratios/Supplemental Data

Total return (2)	15.72%	18.01%	(0.09)%	32.53%	38.46%	(33.35)%
Ratio of total expenses to average net assets	0.91% (3)	0.92%	0.92%	0.92%	0.95%	0.93%
Ratio of net investment income (loss) to average net assets	(0.45)% (3)	0.35%	(0.04)%	0.18%	0.22%	0.06%
Portfolio turnover rate	9.2%	20.7%	23.7%	19.5%	28.2%	24.2%
Net assets, end of period (in millions)	$ 8,251	$ 7,071	$ 6,387	$ 6,518	$ 4,927	$ 3,535

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.3%		
CONSUMER DISCRETIONARY 13.9%		
Auto Components 0.2%		
Gentex	545,500	12,574
Strattec Security (1)	166,600	6,224
		18,798
Automobiles 0.1%		
Tesla Motors (2)	45,000	4,834
		4,834
Distributors 0.7%		
Core Mark	208,000	13,208
Pool	855,800	44,853
		58,061
Hotels, Restaurants & Leisure 3.6%		
BJ's Restaurants (2)	981,000	36,395
Bloomin Brands (2)	1,925,000	47,894
Brinker	957,900	37,770
Jack In the Box (2)	1,882,500	73,964
Noodles (2)	98,500	3,620
Red Robin Gourmet Burgers (2)	675,267	37,261
Sonic (2)	2,488,100	36,227
The Cheesecake Factory	855,700	35,845
		308,976
Household Durables 0.7%		
Ethan Allen Interiors	217,674	6,269
Meritage (2)	985,400	42,727
Standard Pacific (2)	1,478,300	12,314
		61,310
Internet & Catalog Retail 0.5%		
HSN	900,700	48,386
		48,386

Vera Bradley (2)	87,400	1,893
		87,370
Total Consumer Discretionary		1,201,532
CONSUMER STAPLES 2.3%		
Food & Staples Retailing 0.7%		
Fresh Market (2)	1,056,600	52,534
The Pantry (2)	950,500	11,577
		64,111
Food Products 1.6%		
ADM Holdings (2)(3)	164	639
Annie's (2)	389,462	16,646
Flowers Foods	1,127,250	24,856
Makepeace (2)	164	1,312
Pinnacle Foods	759,500	18,342
Seneca Foods (2)	17,600	542
TreeHouse Foods (2)	1,175,975	77,073
		139,410
Total Consumer Staples		203,521
ENERGY 5.2%		
Energy Equipment & Services 1.8%		
C&J Energy Services (2)	1,068,600	20,699
Forum Energy Technologies (2)	671,720	20,440
Gulf Island Fabrication (1)	766,900	14,686
ION Geophysical (2)	2,021,700	12,171
Key Energy Services (2)	1,846,900	10,989
SEACOR Holdings	810,551	67,316
Superior Energy (2)	361,300	9,372
		155,673

Oil, Gas & Consumable Fuels 3.4%		
Approach Resources (2)	406,700	9,993
Bill Barrett (2)	1,755,700	35,500
Clayton Williams Energy (2)	434,200	18,888
Cloud Peak Energy (2)	1,942,500	32,012
Contango Oil & Gas	640,700	21,624
Diamondback Energy (2)	613,356	20,437
Forest Oil (2)	855,800	3,500
GeoMet (2)	1,187,972	190
Goodrich Petroleum (2)	1,368,800	17,521
Lone Pine Resources (2)	523,908	173
Matador Resources (2)	1,760,600	21,092
Oasis Petroleum (2)	2,080,500	80,869
Solazyme (2)	821,100	9,623
Swift Energy (2)	1,228,100	14,725
Westmoreland Coal (2)	533,400	5,990
		292,137
Total Energy		447,810
FINANCIALS 17.8%		
Capital Markets 2.3%		
Artisan Partners Asset Management (2)	129,500	6,463
Cohen & Steers	832,300	28,282
E*TRADE Financial (2)	4,016,200	50,845
Financial Engines	1,432,100	65,290
Piper Jaffray (2)	342,500	10,826
Pzena Investment Management, Class A	263,200	1,716
Waddell & Reed Financial, Class A	801,700	34,874
		198,296
Commercial Banks 6.3%		
Bancorp South	245,800	4,351
BankUnited	1,286,100	33,451

Capital Bank Financial, Class A (2)	1,535,300	29,155
East West Bancorp	1,316,743	36,210
First Horizon National	3,898,000	43,658
Glacier Bancorp	2,035,500	45,168
Pinnacle Financial Partners (2)	569,459	14,641
Prosperity Bancshares	810,000	41,950
Signature Bank (2)	845,200	70,169
Synovus Financial	9,592,958	28,011
TCF Financial	1,486,800	21,083
Texas Capital Bancshares (2)	1,034,500	45,890
Valley National Bancorp	2,002,700	18,966
Washington Trust Bancorp	557,000	15,886
WestAmerica Bank	584,200	26,692
Western Alliance Bancorp (2)	2,202,100	34,859
Zions Bancorporation	1,081,300	31,228
		541,368
Consumer Finance 0.0%		
Green Dot, Class A (2)	97,900	1,953
		1,953
Insurance 3.8%		
Assured Guaranty	2,300,000	50,738
Brown & Brown	363,600	11,723
Enstar (2)	119,000	15,825
Fortegra Financial (2)	684,500	4,703
HCC Insurance Holdings	955,100	41,174
Infinity Property & Casualty (1)	924,100	55,224
Kemper	584,300	20,012
Markel (2)	57,600	30,352
National Financial Partners (2)	587,000	14,857
RLI	391,000	29,876
Selective Insurance	1,998,000	45,994

State Auto Financial	650,721	11,824
		332,302
Real Estate Investment Trusts 4.2%		
Acadia Realty Trust, REIT	618,900	15,281
CBL & Associates Properties, REIT	2,204,500	47,220
Chesapeake Lodging Trust, REIT	1,447,600	30,095
Colony Financial, REIT	538,000	10,701
Cousins Properties, REIT	1,700,332	17,173
DiamondRock Hospitality, REIT	4,974,500	46,362
EastGroup Properties, REIT	864,100	48,623
Equity One, REIT	1,222,900	27,674
First Potomac Realty Trust, REIT	1,003,800	13,110
Kilroy Realty, REIT	631,100	33,455
LaSalle Hotel Properties, REIT	957,800	23,658
Pebblebrook Hotel Trust, REIT	459,200	11,870
PS Business Parks, REIT	380,800	27,482
Starwood Property Trust, REIT	385,400	9,539
		362,243
Real Estate Management & Development 0.2%		
Alexander & Baldwin (2)	418,400	16,631
		16,631
Thrifts & Mortgage Finance 1.0%		
Capitol Federal Financial	3,426,000	41,592
MGIC Investment (2)	1,059,900	6,434
PennyMac Financial Services (2)	194,900	4,145
Radian	2,459,000	28,573
Walker & Dunlop (2)	384,100	6,722
		87,466
Total Financials		1,540,259

HEALTH CARE 9.8%

Biotechnology 3.1%

Achillion Pharmaceuticals (2)	597,000	4,883
Alkermes (2)	1,272,000	36,481
AMAG Pharmaceuticals (2)	506,700	11,274
BioMarin Pharmaceutical (2)	495,200	27,627
Cubist Pharmaceuticals (2)	811,400	39,191
Exelixis (2)	2,067,600	9,387
Idenix Pharmaceuticals (2)	1,469,900	5,306
Incyte (2)	2,651,800	58,340
Isis Pharmaceuticals (2)	755,500	20,300
ONYX Pharmaceuticals (2)	189,000	16,409
Regeneron Pharmaceuticals (2)	62,300	14,010
Rigel Pharmaceuticals (2)	1,145,500	3,826
Seattle Genetics (2)	485,400	15,271
Theravance (2)	239,600	9,232
		271,537

Health Care Equipment & Supplies 2.5%

Accuray (2)	134,700	773
Analogic	336,900	24,536
Cooper Companies	371,100	44,179
Edwards Lifesciences (2)	90,700	6,095
HeartWare International (2)	234,273	22,282
Masimo	62,100	1,317
Meridian Bioscience	1,855,400	39,891
Steris	675,100	28,948
Tornier (2)	693,870	12,143
Wright Medical Group (2)	1,250,400	32,773
		212,937

Health Care Providers & Services 2.3%

Acadia Healthcare (2)	990,200	32,746

Catamaran (2)	422,100	20,565
Centene (2)	525,300	27,557
Healthways (2)	450,300	7,826
LifePoint Hospitals (2)	720,900	35,209
Vanguard Health Systems (2)	1,825,000	37,851
WellCare Health Plans (2)	735,400	40,851
		202,605
Health Care Technology 0.5%		
HMS Holdings (2)	1,645,027	38,329
		38,329
Life Sciences Tools & Services 0.3%		
Bruker (2)	1,672,500	27,011
		27,011
Pharmaceuticals 1.1%		
AVANIR Pharmaceuticals (2)	3,642,800	16,757
Medicines Company (2)	874,700	26,906
Optimer Pharmaceuticals (2)	510,600	7,388
Pacira Pharmaceuticals (2)	1,343,900	38,973
XenoPort (2)	807,900	3,999
		94,023
Total Health Care		846,442
INDUSTRIALS & BUSINESS SERVICES 18.1%		
Aerospace & Defense 1.7%		
American Science Engineering	361,400	20,238
Hexcel (2)	1,101,900	37,520
Moog, Class A (2)	517,800	26,682
Teledyne Technologies (2)	819,000	63,350
		147,790

Air Freight & Logistics 0.2%		
UTi Worldwide	1,036,500	17,071
		17,071
Airlines 0.6%		
Allegiant Travel	515,405	54,628
		54,628
Building Products 1.6%		
AAON	598,000	19,782
Gibraltar Industries (2)	480,700	6,999
Lennox International	1,106,100	71,388
Quanex Building Products	1,583,300	26,663
Simpson Manufacturing	397,200	11,685
		136,517
Commercial Services & Supplies 2.3%		
ARC Document Solutions (2)	1,343,800	5,375
Consolidated Graphics (2)	188,200	8,847
G & K Services, Class A	214,800	10,224
Horizon North Logistics (CAD)	1,126,500	6,802
Knoll	1,674,100	23,789
Mine Safety Appliances	1,059,200	49,306
Multi-Color (1)	897,000	27,215
Team (2)	584,300	22,116
Waste Connections	1,130,100	46,492
		200,166
Construction & Engineering 0.3%		
Aegion (2)	379,400	8,540
Comfort Systems USA	263,700	3,934
Quanta Services (2)	533,400	14,114
		26,588

Electrical Equipment 2.3%

Acuity Brands	1,442,800	108,960
AZZ	924,254	35,639
Encore Wire	333,700	11,379
General Cable	1,327,492	40,821
		196,799

Machinery 7.1%

Albany International	1,032,200	34,042
Clarcor	317,200	16,561
Colfax (2)	134,100	6,988
EnPro Industries (2)	898,400	45,603
ESCO Technologies	1,013,400	32,814
Gardner Denver	802,400	60,324
Graco	790,600	49,974
Harsco	1,085,000	25,161
IDEX	86,500	4,655
John Bean Technologies	937,800	19,703
Luxfer Holdings, ADR	868,769	13,770
Manitowoc	1,447,200	25,919
Proto Labs (2)	150,000	9,746
RBC Bearings (2)	832,300	43,238
Rexnord (2)	1,035,976	17,456
Standex International	314,700	16,600
Sun Hydraulics	610,500	19,096
Terex (2)	120,000	3,156
Toro	935,300	42,472
Trimas (2)	544,300	20,292
Valmont Industries	326,100	46,662
Watts Water Technologies, Class A	935,400	42,411
Woodward	410,400	16,416
		613,059

Marine 0.0%		
Matson	151,260	3,782
		3,782
Professional Services 0.5%		
CTPartners Executive Search (2)	259,100	1,135
Kforce	1,614,200	23,567
Korn/Ferry (2)	652,600	12,230
RPX (2)	134,200	2,254
		39,186
Road & Rail 1.1%		
Celadon Group	991,700	18,098
Heartland Express	91,100	1,264
Knight Transportation	2,391,200	40,220
Landstar System	684,400	35,247
Old Dominion Freight Line (2)	72,110	3,001
		97,830
Trading Companies & Distributors 0.4%		
H&E Equipment Services	1,577,200	33,232
		33,232
Total Industrials & Business Services		1,566,648
INFORMATION TECHNOLOGY 17.0%		
Communications Equipment 1.5%		
ADTRAN	2,125,000	52,296
Aruba Networks (2)	2,000,000	30,720
Finisar (2)	2,700,000	45,765
		128,781
Computers & Peripherals 1.4%		
3-D Systems (2)	1,452,000	63,743
Cray (2)	1,665,500	32,710

Synaptics (2)	550,000	21,208
		117,661
Electronic Equipment, Instruments & Components 1.5%		
CTS	915,000	12,481
Electro Rent	497,800	8,358
Fabrinet (2)	1,250,000	17,500
Measurement Specialties (2)	177,800	8,273
National Instruments	1,250,000	34,925
Newport (2)	681,900	9,499
Orbotech (2)	650,000	8,086
Power-One (2)	1,990,400	12,579
Rofin-Sinar Technology (2)	763,200	19,034
		130,735
Internet Software & Services 1.7%		
Active Network (2)	1,172,000	8,872
Angie's List (2)	1,000,000	26,550
Bankrate (2)	1,744,400	25,050
LivePerson (2)	1,000,000	8,955
Marketo (2)	550,000	13,679
OpenTable (2)	400,100	25,586
Pandora Media (2)	1,348,246	24,808
Xoom (2)	265,400	6,083
Zillow (2)	80,200	4,515
		144,098
IT Services 1.1%		
Forrester Research	415,300	15,237
Global Payments	98,000	4,540
Jack Henry & Associates	1,217,300	57,371
Sapient (2)	1,572,700	20,540
		97,688

Semiconductor & Semiconductor Equipment 3.5%		
Advanced Energy Industries (2)	1,100,000	19,151
Cavium (2)	993,000	35,122
Diodes (2)	1,575,000	40,903
Fairchild Semiconductor, Class A (2)	1,200,000	16,560
GT Advanced Technologies (2)	2,206,000	9,155
Intersil Holding, Class A	500,000	3,910
Kopin (2)	1,370,800	5,086
M/A-COM Technology Solutions Holdings (2)	800,000	11,680
Mellanox Technologies (2)	400,000	19,800
PDF Solutions (2)	912,000	16,808
PMC-Sierra (2)	6,000,000	38,100
RF Micro Devices (2)	2,200,000	11,770
Semtech (2)	675,000	23,645
Silicon Laboratories (2)	720,000	29,815
STR Holdings (2)	1,852,900	4,206
Supertex	441,000	10,544
TriQuint Semiconductor (2)	1,650,000	11,435
		307,690
Software 6.3%		
Allot Communications (2)	1,000,000	13,710
Bottomline Technologies (2)	1,300,000	32,877
Cadence Design Systems (2)	1,750,000	25,340
Commvault Systems (2)	402,000	30,508
Concur Technologies (2)	500,000	40,690
Epiq Systems	450,000	6,061
Fleetmatics (2)	950,000	31,568
Fortinet (2)	600,000	10,500
Guidewire Software (2)	750,000	31,537
Interactive Intelligence (2)	900,000	46,440
Model N (2)	400,000	9,344
Progress Software (2)	1,137,000	26,162
Proofpoint (2)	425,000	10,298

Pros Holdings (2)	900,000	26,955
Qualys (2)	800,000	12,896
RealD (2)	1,100,000	15,290
RealPage (2)	1,000,000	18,340
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $8,800 (2)(4)	517,647	12,265
Sourcefire (2)	343,000	19,054
Splunk (2)	450,000	20,862
SS&C Technologies Holdings (2)	2,228,600	73,321
Tableau Software (2)	95,700	5,304
Tangoe (2)	1,700,000	26,231
		545,553
Total Information Technology		1,472,206
MATERIALS 4.1%		
Chemicals 1.5%		
Intrepid Potash	337,300	6,425
Koppers	958,150	36,582
Rockwood Holdings	1,282,800	82,138
Senomyx (2)	1,201,800	2,620
		127,765
Construction Materials 0.4%		
Eagle Materials	240,600	15,945
Martin Marietta Materials	178,800	17,597
		33,542
Metals & Mining 1.7%		
Adrian Steel, Warrants, 9/30/16 (2)(3)	1	—
AK Steel (2)	1,574,200	4,786
AMCOL International	665,315	21,084
Coal Creek	9,295	3,513
Compass Minerals	431,700	36,492
Franco-Nevada (CAD)	693,800	24,837

Haynes International	591,600	28,320
Petra Diamonds (GBP) (2)	3,803,824	6,636
Schnitzer Steel, Class A	949,800	22,206
Walter Energy	199,200	2,072
		149,946
Paper & Forest Products 0.5%		
Louisiana Pacific (2)	2,874,700	42,517
		42,517
Total Materials		353,770
TELECOMMUNICATION SERVICES 0.7%		
Diversified Telecommunication Services 0.7%		
Premiere Global Services (2)	1,621,600	19,573
TW Telecom (2)	1,417,400	39,885
		59,458
Wireless Telecommunication Services 0.0%		
SBA Communications (2)	40,000	2,965
		2,965
Total Telecommunication Services		62,423
UTILITIES 3.4%		
Electric Utilities 2.2%		
Cleco	270,200	12,545
El Paso Electric	913,900	32,270
Empire District Electric	450,300	10,046
OGE Energy	679,800	46,362
PNM Resources	2,176,200	48,290
UNS Energy	881,500	39,430
		188,943

Gas Utilities 0.6%		
Chesapeake Utilities	201,500	10,375
Southwest Gas	945,435	44,237
		54,612
Independent Power Producers & Energy Traders 0.4%		
Dynegy (2)	147,000	3,315
NRG Energy	1,315,900	35,134
Synthesis Energy Systems (2)	266,300	207
		38,656
Multi-Utilities 0.2%		
NorthWestern	372,400	14,859
		14,859
Total Utilities		297,070
Total Common Stocks (Cost $5,529,227)		7,991,681
PREFERRED STOCKS 0.0%		
BASIC MATERIALS 0.0%		
Metals 0.0%		
Adrian Steel (3)	4,485	1,772
Total Preferred Stocks (Cost $2,243)		1,772
CONVERTIBLE PREFERRED STOCKS 0.2%		
CONSUMER DISCRETIONARY 0.1%		
Internet & Catalog Retail 0.1%		
coupons.com, Series B, Acquisition Date: 6/1/11 Acquisition Cost $7,696 (2)(3)(4)	1,400,910	3,835
Total Consumer Discretionary		3,835

ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
GeoMet, Series A	242,720	1,807
Total Energy		1,807
INFORMATION TECHNOLOGY 0.1%		
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12 Acquisition Cost $8,451 (2)(3)(4)	471,689	10,705
Total Information Technology		10,705
Total Convertible Preferred Stocks (Cost $17,867)		16,347
CONVERTIBLE BONDS 0.1%		
Terex, 4.00%, 6/1/15	2,639,000	4,629
Total Convertible Bonds (Cost $2,639)		4,629
SHORT-TERM INVESTMENTS 7.6%		
Money Market Funds 7.5%		
T. Rowe Price Reserve Investment Fund, 0.05% (1)(5)	648,148,467	648,148
		648,148
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.001%, 9/5/13 (6)	3,000,000	2,999
U.S. Treasury Bills, 0.082%, 10/3/13 (6)	2,000,000	2,000
U.S. Treasury Bills, 0.098%, 7/5/13 (6)	10,000,000	10,000
		14,999
Total Short-Term Investments (Cost $663,147)		663,147

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/13	Value 12/31/12
Advanced Energy Industries	$ —	$ 17,548	$ —	$ *	$ 32,995
Gulf Island Fabrication	—	167	155	14,686	18,813
Infinity Property & Casualty	—	580	560	55,224	54,926
Interactive Intelligence	41	2,047	—	*	32,702
Multi-Color	685	236	89	27,215	21,301
Strattec Security	—	102	—	6,224	4,383
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	284	648,148	533,677
Totals			$ 1,088	$ 751,497	$ 698,797

* On the date indicated, issuer was held but not considered an affiliated company

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 714,011
Dividend income	1,088
Interest income	—
Investment income	$ 1,088
Realized gain (loss) on securities	$ 7,635
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/13		Year Ended 12/31/12
Increase (Decrease) in Net Assets				
Operations				
Net investment income (loss)	$	(19,161)	$	24,211
Net realized gain		279,468		735,916
Change in net unrealized gain / loss		910,416		392,043
Increase in net assets from operations		1,170,723		1,152,170
Distributions to shareholders				
Net investment income				
Investor Class		–		(23,333)
Advisor Class		–		(458)
Net realized gain				
Investor Class		–		(515,591)
Advisor Class		–		(24,236)
Decrease in net assets from distributions		–		(563,618)
Capital share transactions*				
Shares sold				
Investor Class		823,562		1,083,907
Advisor Class		103,521		156,374
Distributions reinvested				
Investor Class		–		520,934
Advisor Class		–		24,665
Shares redeemed				
Investor Class		(761,494)		(1,491,688)
Advisor Class		(75,476)		(89,309)
Increase in net assets from capital share transactions		90,113		204,883
Net Assets				
Increase during period		1,260,836		793,435
Beginning of period		7,400,890		6,607,455
End of period	**$**	**8,661,726**	**$**	**7,400,890**
Undistributed (accumulated) net investment income (loss)		(18,741)		420

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and the Small-Cap Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $70,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $69,729,000 of net gain on $160,919,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $2,254,000 for the six months ended June 30, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the securities.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2013, the fund held equity futures with cumulative unrealized loss of $2,368,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2013, the fund recognized $39,010,000 of realized gain on Futures and a $(5,964,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. The clearing-house typically requires daily settlement of changes in contract value and imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of June 30, 2013, securities valued at $14,198,000 had been posted by the fund for exchange-traded derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $707,212,000 and $700,017,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $6,221,023,000. Net unrealized gain aggregated $2,454,185,000 at period-end, of which $2,881,004,000 related to appreciated investments and $426,819,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $59,000 for Price Associates; $681,000 for T. Rowe Price Services, Inc.; and $998,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $160,000 for shareholder servicing costs related to the college savings plans, of which $119,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $1,109,000 of Retirement Funds’ expenses, of which $586,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 14% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013